UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).  Departure of Directors or Certain Officers; Election of Directors; Election of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2008, the Federal Home Loan Bank of Seattle announced that the following directors have been elected to its Board of Directors ("Board"):

(1) Gordon Zimmerman, president, assistant corporate secretary, and a director of Community Bank, Inc. of Ronan, Montana, ran unopposed and won re-election by default to the Board for the three-year term commencing January 1, 2009 and ending December 31, 2011.

(2) William V. Humphreys, president and chief executive officer of Citizen's Bank in Corvallis, Oregon, was duly re-elected to serve a four-year term on the Board beginning January 1, 2009 and ending December 31, 2012.

(3) Donald V. Rhodes, chairman of Heritage Financial Corporation of Olympia, Washington, was duly re-elected to serve a four-year term on the Board beginning January 1, 2009 and ending December 31, 2012.

(4) Harold B. Gilkey, chairman and chief executive officer of Sterling Financial Corporation, vice chair of Sterling Savings Bank of Spokane, Washington, and chairman of Golf Savings Bank of Seattle, Washington, and was duly re-elected to serve a three-year term on the Board beginning January 1, 2009 and ending December 31, 2011.

The Election of Directors took place in accordance with the terms of the Federal Home Loan Bank Act, the Housing and Economic Recovery Act of 2008, and the Federal Housing Finance Agency regulations.

Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the press release and the member news dated November 18, 2008, regarding the director election. The information contained in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated November 14, 2008, issued by the Federal Home Loan Bank of Seattle.

99.2 Member news dated November 14, 2008, issued by the Federal Home Loan Bank of Seattle.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Federal Home Loan Bank of Seattle

Date: November 18, 2008	By: /s/ Richard M. Riccobono
Richard M. Riccobono President and Chief Executive Officer

Exhibit Index

Exhibit No. Description
    Press release dated November 18, 2008, issued by the Federal Home Loan Bank of Seattle
    Member News dated November 18, 2008, issued by the Federal Home Loan Bank of Seattle